UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21549

First Trust Energy Income and Growth Fund
(Exact name of registrant as specified in charter)

10 Westport Road Suite C101A
                  Wilton, CT 06897
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Energy Income and Growth Fund (FEN)
Semi-Annual Report
For the Six Months Ended
May 31, 2021

First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Letter from the Chairman and CEO
May 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Energy Income and Growth Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2021.
The number one topic in the markets these days is inflation. While there are several economic indicators that track the prices of goods and services in the U.S. over time, perhaps the most quoted is the Consumer Price Index (“CPI”). The reason why inflation is back in the news is because we have witnessed a short-term spike that is likely a byproduct of the fallout (bottlenecks in the global supply chain) from the coronavirus (“COVID-19”) pandemic, which is a fancy way of saying companies are having a hard time getting all of the materials and parts needed to manufacture their products. Shipping delays have also contributed to companies’ struggles to obtain materials and parts. The trailing 12-month CPI-Headline inflation rate stood at 5.0% in May 2021, according to the Bureau of Labor Statistics. For comparative purposes, the CPI averaged 1.3% and 1.8%, in 2018 and 2019, respectively. The Federal Reserve’s (the “Fed”) take on inflation is that it will ease moving forward as the so-called bottlenecks abate during the reopening of the global economy. The Fed’s buzzword for this type of inflation spike is “transitory.” Many economists and pundits do not agree with the Fed’s take on inflation and believe it is here to stay for the foreseeable future. We shall see.
The trepidation over rising inflation stems mostly from how the capital markets (debt and equity) react to it. Some areas of the economy are going to be more sensitive to higher inflation levels than others. Companies with the ability to raise prices on their goods and services have a distinct advantage, in our view. For most companies these days, that is easier said than done without negatively impacting sales, in our opinion. Investors need to monitor bond yields, particularly the benchmark 10-Year Treasury Note. If it begins to rise along with inflation, which to date it has not (it appears investors are buying the Fed’s transitory theory at this point), other fixed-income securities, such as corporate and municipal bonds, will likely experience the same, and that tends to translate into lower bond prices. Keep in mind that some debt, such as leveraged loans (corporate) and other floating-rate securities, do offer a diversification alternative to fixed-income securities.
We need to get people back to work. U.S. job openings totaled 9.29 million as of April 30, 2021. There is an ongoing debate about why so many Americans are opting for government benefits over taking a position in the workplace. Simply put, some are making more money than in their previous jobs. We do acknowledge that there could be other reasons, such as childcare. Many of you are probably aware that the federal government boosted the payout to millions of people receiving unemployment checks by $300 per week back in March of this year. It was a part of the Biden Administration’s $1.9 trillion aid package. The additional benefits are scheduled to expire on September 6, 2021. What you may not know is that some 25 Republican governors have opted to stop passing along the $300 per week benefits to their unemployed workers as of early June. That could impact around four million people in those states. Hopefully, this will help motivate at least some people to secure a job, help make the U.S. economy more productive and get off the government dole.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead, in our opinion. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Income and Growth Fund (FEN)
“AT A GLANCE”
As of May 31, 2021 (Unaudited)
Fund Statistics
Symbol on NYSE American	FEN
Common Share Price	$14.35
Common Share Net Asset Value (“NAV”)	$14.61
Premium (Discount) to NAV	(1.78)%
Net Assets Applicable to Common Shares	$284,087,112
Current Quarterly Distribution per Common Share(1)	$0.3000
Current Annualized Distribution per Common Share	$1.2000
Current Distribution Rate on Common Share Price(2)	8.36%
Current Distribution Rate on NAV(2)	8.21%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/21	1 Year Ended 5/31/21	5 Years Ended 5/31/21	10 Years Ended 5/31/21	Inception (6/24/04) to 5/31/21
Fund Performance(3)
NAV	19.62%	19.74%	0.21%	2.73%	6.65%
Market Value	40.16%	38.02%	0.21%	1.75%	6.25%
Index Performance
S&P 500® Index	16.95%	40.32%	17.18%	14.38%	10.23%
Bloomberg Barclays U.S. Credit Index of Corporate Bonds	-2.30%	3.32%	4.79%	4.68%	5.23%
Alerian MLP Total Return Index	44.09%	43.63%	-1.06%	0.67%	6.99%
Wells Fargo Midstream MLP Total Return Index(4)	N/A	N/A	N/A	N/A	N/A

Industry Classification	% of Total Investments
Petroleum Product Transmission	28.1%
Electric Power & Transmission	27.7
Natural Gas Transmission	27.0
Crude Oil Transmission	9.6
Propane	2.8
Natural Gas Gathering & Processing	0.7
Marine	0.6
Other	3.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	76.0%
Master Limited Partnerships	52.2
Call Options Written	(0.2)
Outstanding Loan	(24.9)
Net Other Assets and Liabilities	(3.1)
Total	100.0%
Top Ten Holdings	% of Total Investments
Magellan Midstream Partners, L.P.	9.3%
Enterprise Products Partners, L.P.	9.0
Williams (The) Cos., Inc.	6.3
TC Energy Corp.	6.1
Cheniere Energy Partners, L.P.	4.1
Sempra Energy	3.9
AltaGas Ltd.	3.9
Public Service Enterprise Group, Inc.	3.9
ONEOK, Inc.	3.4
Enbridge, Inc.	3.1
Total	53.0%
(1)	Most recent distribution paid or declared through 5/31/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On February 26, 2021, Wells Fargo ceased providing index return information for the Wells Fargo Midstream MLP Total Return Index.

Portfolio Commentary
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Energy Income and Growth Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.4 billion of assets as of May 31, 2021. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.
Commentary
First Trust Energy Income and Growth Fund
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly traded master limited partnerships (“MLPs”), related public entities in the energy sector, and/or other public companies which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX” or “MLP Benchmark”), the total return for the MLP Benchmark for the six-month period ended May 31, 2021 was 44.09%. For AMZX, this return reflects a positive 6.13% from distribution payments, while the remaining returns are due to share price appreciation. On February 26, 2021, Wells Fargo ceased providing index return information for the Wells Fargo Midstream MLP Total Return Index. These figures are according to data collected from several sources, including the MLP Benchmark and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, such share price appreciation will approximate growth in per share earnings and quarterly cash distributions paid by the companies in the portfolio.
Performance Analysis
On a net asset value (“NAV”) basis, for the six-month period ended May 31, 2021, the Fund provided a total return1 of 19.62%, including the reinvestment of distributions. This compares, according to collected data, to a total return of 16.95% for the S&P 500® Index (the “Index”), -2.30% for the Bloomberg Barclays U.S. Credit Index of Corporate Bonds and 44.09% for AMZX. On a market value basis, the Fund had a total return, including the reinvestment of distributions, of 40.16% for the six-month period ended May 31, 2021. At the end of the period, the Fund was priced at $14.35, while the NAV was $14.61, a discount of 1.78%. On November 30, 2020, the Fund was priced at $10.73, while the NAV was $12.62, a discount of 14.98%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2021 (Unaudited)
The Fund maintained its regular quarterly Common Share distribution of $0.30 for the six-month period ended May 31, 2021.
For the six-month period ended May 31, 2021, the Fund’s NAV underperformed the MLP Benchmark by 2,447 basis points (“bps”). While the utilities in the portfolio have helped dampen volatility in the portfolio over the last year, MLPs outperformed utilities in the last six months and the portfolio is overweight in utilities relative to the MLP Benchmark. Derivatives had a positive impact on the performance of the Fund over the reporting period. EIP has sought to consistently run a more conservative portfolio compared to the MLP Benchmark. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows. Leverage had a positive effect on the performance of the Fund during the reporting period.
Two important factors affecting the return of the Fund, relative to the MLP benchmark, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund established a committed facility agreement with The BNP Paribas Prime Brokerage with a current maximum commitment amount of $80,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. During the reporting period, prices of securities held by the Fund increased and the common share total return gain was magnified by the use of leverage. Unlike the Fund, the MLP benchmark is not leveraged, nor are its returns net of an accrual for taxes. The accrual for taxes had a negative impact on the performance of the Fund over the reporting period.
Market and Fund Outlook
The Fund outperformed the S&P 500® Index over the last six-month period at a time when both interest rates and inflation expectations were up significantly. Despite this outperformance, the portfolio was still trading at a 41% discount to the Index based on forward 12-month earnings expectations (13.3x vs 22.4x) at the end of the period (Bloomberg). Equities that trade at lower yields and higher P/E multiples have longer durations than equities that trade at higher yields and lower P/E multiples, so it makes sense to us that higher inflation expectations and increasing interest rates should favor the stocks in the portfolio relative to the Index.
EIP also believes that the inflation protection offered by regulated pipeline and power utilities in the portfolio will be rewarded by the market. Traditional businesses, like consumer staples, absorb increasing input costs then pass those costs onto customers by raising prices. There is often a lag effect as this occurs, leading to margin compression. Note the disappointing earnings announcements for the first quarter of 2021 by some of the consumer staples in the Index. Regulated pipeline and power utilities on the other hand are cost-plus businesses that charge a price to customers equal to the sum-total of their costs, including the cost of debt and an allowed return on equity. This type of business model is a natural inflation hedge, since no matter what happens to the general level of prices, they get passed along to customers.
In EIP’s opinion, the outlook for electricity and natural gas, which is the majority of the portfolio, remains strong and is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to substitute for coal which is likely to continue to decline as an energy source, in EIP’s view, and to which we have no portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy.
EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities that, where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments
May 31, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 76.0%
	Construction & Engineering – 0.5%
14,000	Quanta Services, Inc.	$1,334,900
	Electric Utilities – 13.6%
63,900	Alliant Energy Corp. (a)	3,651,885
31,860	American Electric Power Co., Inc.	2,739,960
21,000	Duke Energy Corp.	2,104,620
7,900	Emera, Inc. (CAD)	369,480
216,430	Enel S.p.A., ADR	2,134,000
17,600	Eversource Energy	1,428,944
135,000	Exelon Corp. (b)	6,091,200
8,100	Fortis, Inc. (CAD) (a)	369,580
41,000	Iberdrola S.A., ADR	2,271,400
36,800	IDACORP, Inc.	3,604,560
24,930	NextEra Energy, Inc. (b)	1,825,374
16,780	Orsted A/S, ADR	854,270
133,480	PPL Corp.	3,885,603
86,390	Southern (The) Co.	5,522,049
27,600	Xcel Energy, Inc. (a)	1,956,288
		38,809,213
	Gas Utilities – 11.5%
719,860	AltaGas Ltd. (CAD) (a)	14,289,345
51,150	Atmos Energy Corp. (a)	5,072,546
84,620	New Jersey Resources Corp. (a)	3,614,966
25,900	ONE Gas, Inc.	1,924,888
168,060	UGI Corp.	7,739,163
		32,640,908
	Independent Power & Renewable Electricity Producers – 1.2%
60,840	AES (The) Corp.	1,545,944
38,900	Clearway Energy, Inc., Class A	977,557
38,800	EDP Renovaveis S.A. (EUR)	922,636
		3,446,137
	Multi-Utilities – 17.1%
19,460	Black Hills Corp.	1,280,273
380,400	CenterPoint Energy, Inc. (a)	9,624,120
41,890	CMS Energy Corp. (b)	2,628,179
66,600	Dominion Energy, Inc.	5,070,924
6,310	DTE Energy Co. (a)	870,717
227,970	Public Service Enterprise Group, Inc. (b)	14,161,497
106,070	Sempra Energy	14,371,424
5,840	WEC Energy Group, Inc. (b)	548,434
		48,555,568
	Oil, Gas & Consumable Fuels – 31.7%
46,450	Cheniere Energy, Inc. (c)	3,943,605
288,896	Enbridge, Inc. (a)	11,116,718
208,340	Equitrans Midstream Corp. (a)	1,716,722
239,370	Keyera Corp. (CAD) (a)	5,936,447
529,595	Kinder Morgan, Inc. (a) (b)	9,712,772
236,784	ONEOK, Inc. (a) (b)	12,487,988
434,079	TC Energy Corp. (a)	22,164,074
872,031	Williams (The) Cos., Inc. (a)	22,969,297
		90,047,623
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
May 31, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment – 0.1%
2,000	Enphase Energy, Inc. (c)	$286,100
	Water Utilities – 0.3%
5,500	American Water Works Co., Inc.	852,610
	Total Common Stocks	215,973,059
	(Cost $172,405,407)
Shares/Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 52.2%
	Chemicals – 3.6%
378,198	Westlake Chemical Partners, L.P. (a)	10,252,948
	Gas Utilities – 0.9%
165,600	Suburban Propane Partners, L.P. (a)	2,434,320
	Independent Power & Renewable Electricity Producers – 2.1%
88,261	NextEra Energy Partners, L.P. (a) (d)	6,034,404
	Oil, Gas & Consumable Fuels – 45.6%
406,874	BP Midstream Partners, L.P. (a)	5,753,198
358,250	Cheniere Energy Partners, L.P. (a)	14,781,395
1,095,767	Energy Transfer, L.P. (a)	10,848,093
1,380,406	Enterprise Products Partners, L.P. (a)	32,591,386
95,800	Hess Midstream, L.P., Class A (d)	2,440,026
412,412	Holly Energy Partners, L.P. (a)	8,772,003
684,574	Magellan Midstream Partners, L.P. (a) (b)	33,742,653
933,121	Plains All American Pipeline, L.P. (a) (b)	9,825,764
574,588	Shell Midstream Partners, L.P. (a)	8,297,051
148,850	Teekay LNG Partners, L.P. (d)	2,316,106
		129,367,675
	Total Master Limited Partnerships	148,089,347
	(Cost $68,034,876)
	Total Investments – 128.2%	364,062,406
	(Cost $240,440,283) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
(418)	CMS Energy Corp.	$(2,622,532)	$65.00	Jun 2021	(6,270)
(1,350)	Exelon Corp.	(6,091,200)	47.00	Jul 2021	(67,500)
(1,500)	Kinder Morgan, Inc.	(2,751,000)	18.00	Jun 2021	(90,000)
(500)	Magellan Midstream Partners, L.P.	(2,464,500)	47.50	Jun 2021	(106,000)
(249)	NextEra Energy, Inc.	(1,823,178)	77.50	Jul 2021	(16,932)
(617)	ONEOK, Inc.	(3,254,058)	57.50	Jun 2021	(10,489)
(6,000)	Plains All American Pipeline, L.P.	(6,318,000)	11.00	Jul 2021	(234,000)
(2,279)	Public Service Enterprise Group, Inc.	(14,157,148)	65.00	Jul 2021	(85,463)
(58)	WEC Energy Group, Inc.	(544,678)	100.00	Jul 2021	(2,610)
	Total Call Options Written				(619,264)
	(Premiums received $590,467)
Outstanding Loan – (24.9)%	(70,700,000)
Net Other Assets and Liabilities – (3.1)%	(8,656,030)
Net Assets – 100.0%	$284,087,112

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
May 31, 2021 (Unaudited)

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Aggregate cost for federal income tax purposes was $219,742,240. As of May 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $144,445,206 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $744,304. The net unrealized appreciation was $143,700,902. The unrealized amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 5/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 215,973,059	$ 215,973,059	$ —	$ —
Master Limited Partnerships*	148,089,347	148,089,347	—	—
Total Investments	$ 364,062,406	$ 364,062,406	$—	$—
LIABILITIES TABLE
	Total Value at 5/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (619,264)	$ (527,531)	$ (91,733)	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Assets and Liabilities
May 31, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $240,440,283)	$ 364,062,406
Cash	4,018,397
Receivables:
Dividends	566,616
Dividend reclaims	12,697
Prepaid expenses	16,659
Total Assets	368,676,775
LIABILITIES:
Outstanding loan	70,700,000
Deferred income taxes	11,171,771
Options written, at value (Premiums received $590,467)	619,264
Payables:
Income taxes	860,835
Investment securities purchased	581,138
Investment advisory fees	299,435
Interest and fees on loan	163,487
Audit and tax fees	91,509
Custodian fees	28,840
Legal fees	22,967
Shareholder reporting fees	20,428
Administrative fees	15,847
Transfer agent fees	6,219
Trustees’ fees and expenses	2,724
Financial reporting fees	771
Other liabilities	4,428
Total Liabilities	84,589,663
NET ASSETS	$284,087,112
NET ASSETS consist of:
Paid-in capital	$ 322,558,501
Par value	194,456
Accumulated distributable earnings (loss)	(38,665,845)
NET ASSETS	$284,087,112
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.61
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,445,570

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Operations
For the Six Months Ended May 31, 2021 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $203,152)		$ 3,190,888
Interest		245
Total investment income		3,191,133
EXPENSES:
Investment advisory fees		1,651,988
Interest and fees on loan		956,554
Administrative fees		80,279
Audit and tax fees		49,576
Shareholder reporting fees		46,386
Legal fees		23,044
Transfer agent fees		17,908
Custodian fees		9,942
Trustees’ fees and expenses		7,889
Listing expense		6,132
Financial reporting fees		4,625
Other		17,778
Total expenses		2,872,101
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		319,032
Current federal income tax benefit (expense)	(426,609)
Current state income tax benefit (expense)	(348,555)
Deferred federal income tax benefit (expense)	(141,472)
Deferred state income tax benefit (expense)	89,399
Total income tax benefit (expense)		(827,237)
NET INVESTMENT INCOME (LOSS)		(508,205)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		10,361,824
Written options contracts		1,518,064
Foreign currency transactions		(18,980)
Net realized gain (loss) before taxes		11,860,908
Current federal income tax benefit (expense)	(2,490,791)
Current state income tax benefit (expense)	(296,253)
Total income tax benefit (expense)		(2,787,044)
Net realized gain (loss) on investments, written options and foreign currency transactions		9,073,864
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		51,550,368
Written options contracts		1,061,341
Foreign currency translation		84
Net change in unrealized appreciation (depreciation) before taxes		52,611,793
Deferred federal income tax benefit (expense)	(9,976,724)
Deferred state income tax benefit (expense)	(1,308,675)
Total income tax benefit (expense)		(11,285,399)
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		41,326,394
NET REALIZED AND UNREALIZED GAIN (LOSS)		50,400,258
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$ 49,892,053
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2021 (Unaudited)	Year Ended 11/30/2020
OPERATIONS:
Net investment income (loss)	$ (508,205)	$ (14,016,234)
Net realized gain (loss)	9,073,864	(50,352,512)
Net change in unrealized appreciation (depreciation)	41,326,394	(46,401,274)
Net increase (decrease) in net assets resulting from operations	49,892,053	(110,770,020)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,683,724)	—
Return of capital (See Note 2E)	—	(35,208,712)
Total distributions to shareholders	(11,683,724)	(35,208,712)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	185,763
Repurchase of Common Shares (a)	(3,645,079)	(2,539,711)
Net increase (decrease) in net assets resulting from capital transactions	(3,645,079)	(2,353,948)
Total increase (decrease) in net assets	34,563,250	(148,332,680)
NET ASSETS:
Beginning of period	249,523,862	397,856,542
End of period	$ 284,087,112	$ 249,523,862
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,770,765	20,011,594
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	9,241
Common Shares repurchased (a)	(325,195)	(250,070)
Common Shares at end of period	19,445,570	19,770,765

(a)	On September 15, 2020, the Fund commenced a share repurchase program. The program expired on March 15, 2021. For the six months ended May 31, 2021 and the fiscal year ended November 30, 2020, the Fund repurchased 325,195 and 250,070 Common Shares, respectively, at a weighted-average discount of 13.80% and 17.76%, respectively, from net asset value per share.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Cash Flows
For the Six Months Ended May 31, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$49,892,053
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(152,947,855)
Sales of investments	148,978,109
Proceeds from written options	2,584,895
Amount paid to close written options	(288,454)
Return of capital received from investment in MLPs	7,125,349
Net realized gain/loss on investments and written options	(11,879,888)
Net change in unrealized appreciation/depreciation on investments and written options	(52,611,709)
Increase in deferred income taxes payable	11,171,771
Changes in assets and liabilities:
Decrease in deferred income taxes receivable	165,705
Decrease in dividend reclaims receivable	3,713
Increase in dividends receivable	(165,097)
Increase in prepaid expenses	(12,361)
Increase in interest and fees payable on loan	5,125
Decrease in income taxes payable	(796,450)
Increase in investment advisory fees payable	47,945
Decrease in audit and tax fees payable	(8,677)
Increase in legal fees payable	15,314
Decrease in shareholder reporting fees payable	(8,577)
Increase in administrative fees payable	3,105
Increase in custodian fees payable	9,943
Increase in transfer agent fees payable	3,631
Increase in trustees’ fees and expenses payable	102
Increase in other liabilities payable	2,789
Cash provided by operating activities		$1,290,481
Cash flows from financing activities:
Repurchase of Common Shares	(3,645,079)
Distributions to Common Shareholders from investment operations	(11,683,724)
Proceeds from borrowing	11,500,000
Cash used in financing activities		(3,828,803)
Decrease in cash		(2,538,322)
Cash at beginning of period		6,556,719
Cash at end of period		$4,018,397
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$951,429
Cash paid during the period for taxes		$4,358,657
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2021 (Unaudited)	Year Ended November 30,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 12.62	$ 19.88	$ 21.27	$ 22.72	$ 25.27	$ 25.41
Income from investment operations:
Net investment income (loss) (a)	(0.03)	(0.70)	0.11	(0.20)	0.13	0.04
Net realized and unrealized gain (loss)	2.59	(4.83)	0.82 (b)	1.07	(0.37) (b)	2.14 (b)
Total from investment operations	2.56	(5.53)	0.93	0.87	(0.24)	2.18
Distributions paid to shareholders from:
Net investment income	(0.54)	—	(0.34)	(0.38)	—	—
Net realized gain	(0.06)	—	(0.98)	(1.64)	(2.32)	(0.25)
Return of capital	—	(1.76)	(1.00)	(0.30)	—	(2.07)
Total distributions paid to Common Shareholders	(0.60)	(1.76)	(2.32)	(2.32)	(2.32)	(2.32)
Premiums from shares sold in at the market offering	—	—	—	0.00 (c)	0.01	—
Common Share repurchases	0.03	0.03	—	—	—	—
Net asset value, end of period	$14.61	$12.62	$19.88	$21.27	$22.72	$25.27
Market value, end of period	$14.35	$10.73	$20.47	$19.97	$22.24	$26.30
Total return based on net asset value (d)	19.62%	(27.08)%	4.18% (b)	3.69%	(1.42)% (b)	9.61% (b)
Total return based on market value (d)	40.16%	(39.79)%	14.25%	(0.55)%	(7.28)%	25.39%
Net assets, end of period (in 000’s)	$ 284,087	$ 249,524	$ 397,857	$ 425,113	$ 449,385	$ 489,743
Portfolio turnover rate	46%	91%	65%	42%	40%	54%
Ratios of expenses to average net assets:
Including current and deferred income taxes (e)	13.52% (f)	(5.70)% (g)	3.79%	(7.20)%	2.07%	7.65%
Excluding current and deferred income taxes	2.18% (f)	3.93% (g)	2.82%	2.79%	2.68%	2.60%
Excluding current and deferred income taxes and interest expense	1.46% (f)	1.50%	1.52%	1.54%	1.52%	1.51%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	0.24% (f)	(2.76)% (g)	0.38%	(0.42)%	(0.09)%	(0.77)%
Net investment income (loss) ratio including tax expenses (e)	(11.09)% (f)	6.88% (g)	(0.59)%	9.57%	0.52%	(5.82)%
Indebtedness:
Total loan outstanding (in 000’s)	$ 70,700	$ 59,200	$ 146,000	$ 150,500	$ 155,500	$ 174,500
Asset coverage per $1,000 of indebtedness (h)	$ 5,018	$ 5,215	$ 3,725	$ 3,825	$ 3,890	$ 3,807

(a)	Based on average shares outstanding.
(b)	During the fiscal years ended November 30, 2019, 2017 and 2016, the sub-advisor reimbursed the Fund $130,183, $39,539 and $55,570, respectively, in connection with trade errors which each represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(f)	Annualized.
(g)	This ratio includes breakage fees. If breakage fees had not been included, these expense ratios would have been 1.48% lower and the net investment income ratios would have been 1.48% higher.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
1. Organization
First Trust Energy Income and Growth Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEN” on the NYSE American.
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships (“MLPs”), related public entities in the energy sector and other public companies, which Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for income and growth. Under normal market conditions, the Fund will invest at least 85% of its managed assets in securities of energy companies, energy sector MLPs and energy sector MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2021, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make quarterly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $11,683,724 paid during the six months ended May 31, 2021 are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains rates, subject to shareholder period requirements. However, the ultimate determination of the character of the distributions will be made after the 2021 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2021, distributions of $5,981,683 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ (2,917,400)
Current state income tax benefit (expense)	(644,808)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	(10,118,196)
Deferred state income tax benefit (expense)	(1,219,276)
Total income tax benefit (expense)	$ (14,899,680)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At May 31, 2021, the Fund had a net operating loss carryforward for state income tax purposes of $40,253,582. The Fund’s 2021 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2021 are as follows:
Deferred tax assets:
Federal net operating loss	$—
State net operating loss	263,408
State income taxes	752,360
Federal and state capital loss carryforward	23,849,671
Other	184,562
Total deferred tax assets	25,050,001
Less: valuation allowance	(2,510,186)
Net deferred tax assets	$22,539,815
Deferred tax liabilities:
Unrealized gains on investment securities	$(33,711,586)
Total deferred tax liabilities	(33,711,586)
Total net deferred tax liabilities	$(11,171,771)
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ 13,606,264
State income taxes, net	2,256,973
Change in valuation allowance	(784,346)
Current year change in tax rate	—
Other	(179,211)
Total	$ 14,899,680
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
when there has been a 50% change in ownership. At November 30, 2020, the Fund had a capital loss carryforward of $104,532,043 that will expire on November 30, 2025.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of May 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2021, were $153,528,993 and $148,978,109, respectively.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at May 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 619,264
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options contracts	$1,518,064
Net change in unrealized appreciation (depreciation) before taxes on written options contracts	1,061,341
During the six months ended May 31, 2021, the premiums for written options opened were $2,584,895, and the premiums for written options closed, exercised and expired were $2,732,138.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the Committed Facility Agreement except upon 179 calendar days’ prior notice. The maximum commitment amount is $80,000,000, which comprises a floating rate financing amount and a fixed rate financing amount. The commitment fee of 0.55% of the undrawn amount is waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount of $47,200,000 is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023.
The average amount outstanding for the six months ended May 31, 2021, was $67,727,473, with a weighted average interest rate of 2.75%. As of May 31, 2021, the Fund had outstanding borrowings of $70,700,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the six months ended May 31, 2021, were 1.01% and 0.94%, respectively. The weighted average interest rate at May 31, 2021, was 2.67%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and energy sector MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 12,281,637 and the number of votes withheld was 2,808,109. The number of votes cast in favor of Mr. Kadlec was 12,288,467 and the number of votes withheld was 2,801,279. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Energy Infrastructure Companies Risk. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. To the extent that the Fund invests in swaps, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risk. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs, energy sector MLP-related entities and other energy companies. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk, including the risk of counterparty default, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 caused significant volatility and declines in global financial markets, which caused losses for investors. The COVID-19 pandemic may last for an extended period of time and continue to impact the economy for the foreseeable future.
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2021 (Unaudited)
reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item	7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Income and Growth Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 5, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 5, 2021

* Print the name and title of each signing officer under his or her signature.